UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2020 (September 27, 2019)

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10986	84- 1856018
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1938 New Highway, Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-9555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.0001 par value	MSON	The Nasdaq Global Market

EXPLANATORY NOTE

On September 27, 2019, Misonix, Inc. (the “Company”) filed a Current Report on Form 8-K12B (as amended on November 22, 2019, the “Initial Report”) with the Securities and Exchange Commission to report the completion of the Company’s business combination transaction with Solsys Medical, LLC (“Solsys”). This amendment to the Initial Report is being filed to (i) provide the below information under Item 8.01 and (ii) provide the consent of PBMares, LLP (“PBMares”), the independent registered public accounting firm of Solsys, to the incorporation by reference in certain of the Company’s registration statements, including the Company’s Registration Statement on Form S-3 (File No. 333-223878), of PBMares’ audit report with respect to the audited financial statements of Solsys, which comprise the balance sheets as of December 31, 2018 and 2017, the related statements of operations, changes in members’ deficit and cash flows for the years ended December 31, 2018 and 2017, and the related notes to the financial statements, which financial statements and audit report are filed as an exhibit to this amendment.

Item 8.01. Other Events.

The Company is filing information for the purpose of updating the risk factor disclosure contained in its prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on November 7, 2019. The updated risk factor disclosures are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

The financial statements of Solsys Medical, LLC comprised of the balance sheets as of December 31, 2018 and 2017, the related statements of operations, changes in members’ deficit and cash flows for the years then ended, and related notes to the financial statements, together with the audit report of PBMares, LLP, independent registered public accounting firm with respect to Solsys Medical, LLC, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PBMares, LLP, independent registered public accounting firm of Solsys Medical, LLC
99.1	Updated Risk Factor Disclosure
99.2	Financial statements of Solsys Medical, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2020	MISONIX, INC.

	By:	/s/ Joseph P. Dwyer
Name: Joseph P. Dwyer
Title: Chief Financial Officer

2